EXHIBIT 99.2

Luther Burbank® | *Corporation*

Investor Presentation

December 31, 2020

Simone Lagomarsino
President & Chief Executive Officer

Laura Tarantino
Executive Vice President & Chief Financial Officer

You're ***worth*** more here®

2 ForwardͲLookingStatement This communication contains a number of forwardͲlooking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forwardͲlooking statements reflect our current views with respect to, among other things, future events and our results of operations, financial condition and financial performance. All statements contained in this communication that are not clearly historical in nature are forwardͲlooking, and the words such as "anticipate," "believe," “continue,” "could," "estimate," "expect," “impact,” "intend," "seek," "may," "outlook," "plan," "potential," "predict," "project," "should," "will," "would" and similar terms and phrases are generally intended to identify forwardͲlooking statements. These forwardͲlooking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forwardͲ looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forwardͲlooking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forwardͲlooking statements. The COVIDͲ19 pandemic is adversely affecting us, our customers, counterparties, employees, and thirdͲparty service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVIDͲ19, could affect us in substantial and unpredictable ways. Other factors include, without limitation, the “Risk Factors” referenced in our Annual Report on Form 10ͲK for the year ended December 31, 2019 and other reports we file with the Securities and Exchange Commission (“SEC”). The risks and uncertainties listed from time to time in our reports and documents filed with the SEC include the following factors: challenges and uncertainties regarding the COVIDͲ19 pandemic, business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic market areas; economic, market, operational, liquidity, credit and interest rate risks associated with our business; the occurrence of significant natural or manͲmade disasters, including fires, earthquakes, and terrorist acts; public health crisis and pandemics, including the COVIDͲ19 pandemic, and their effects on the economic and business environments in which we operate, including on our credit quality and business operations, as well as the impact on general economic and financial market conditions; our management of risks inherent in our real estate loan portfolio, and the risk of a prolonged downturn in the real estate market; our ability to achieve organic loan and deposit growth and the composition of such growth; the fiscal position of the U.S federal government and the soundness of other financial institutions; changes in consumer spending and savings habits; technological and social media changes; the laws and regulations applicable to our business; increased competition in the financial services industry; changes in the level of our nonperforming assets and chargeͲoffs; uncertainty regarding the future of LIBOR; our involvement from time to time in legal proceedings and examination and remedial actions by regulators; the composition of our management team and our ability to attract and retain key personnel; material weaknesses in our internal control over financial reporting; systems failures or interruptions involving our information technology and telecommunications systems; and potential exposure to fraud, negligence, computer theft and cyberͲcrime. Luther Burbank Corporation ("LBC", the "Company", "we", "us", or "our") can give no assurance that any goal or expectation set forth in forwardͲlooking statements can be achieved and readers are cautioned not to place undue reliance on such statements. These forwardͲlooking statements are made as of the date of this communication, and the Company does not intend, and assumes no obligation, to update any forwardͲlooking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by law.

3 UseofNonͲGAAPFinancialMeasures This investor presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore, are considered nonͲGAAP financial measures. The Company’s management uses these nonͲGAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations. Management believes that these nonͲGAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant changes in the current period. The Company’s management also believes that investors find these nonͲGAAP financial measures useful as they assist investors in understanding our underlying operating performance and the analysis of ongoing operating trends. However, the nonͲGAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which we calculate the nonͲGAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their similar financial measures or with names similar to the nonͲ GAAP financial measures we have discussed herein when comparing such nonͲGAAP financial measures. Below is a listing of the nonͲGAAP financial measures used in this investor presentation. • Pro forma items include provision for income taxes, net income, return on average assets, return on average equity and earnings per share. Prior to January 1, 2018, these pro forma amounts are calculated by adding back our franchise SͲCorporation tax to net income, and using a combined CͲCorporation effective tax rate for Federal and California income taxes of 42.0%. This calculation reflects only the changes in our status as a SͲCorporation and does not give effect to any other transaction. • Efficiency ratio is defined as noninterest expenses divided by operating revenue, which is equal to net interest income plus noninterest income. • Tangible book value and tangible stockholders’ equity to tangible assets are nonͲGAAP measures that exclude the impact of goodwill and are used by the Company’s management to evaluate capital adequacy. Because intangible assets such as goodwill vary extensively from company to company, we believe that the presentation of these nonͲGAAP financial measures allows investors to more easily compare the Company’s capital position to other companies. A reconciliation to these nonͲGAAP financial measures to the most directly comparable GAAP measures are provided in the appendix to this investor presentation.

LBC Responding to COVID-19

Our Depositors

- Branch offices remain open
- Ability to transact business via mobile, online or by telephone
- Increased ATM withdrawal limits and no ATM fees; waivers of certain early withdrawal penalties and overdraft fees
- Customer mailings and website postings: LBC contact information; how to transact business; greater awareness around scams and cybercriminals; and links to the CDC/WHO

Our Borrowers

- Increased staffing dedicated to handling borrower inquiries
- Modifications with no payments for 6 months for Single Family Residential ("SFR") first-time home buyer borrowers
- Modifications with no payments for 3 to 6 months for portfolio SFR and Commercial Real Estate ("CRE") borrowers
- Accepting applications and continuing to originate new real estate loans with tightened credit underwriting guidelines

Our Employees

- Remote work capabilities and flexible working hours to maintain our productivity and efficiency while minimizing COVID-19 exposure risk
- Reduced branch hours from 10 a.m. to 3 p.m. to limit public exposure
- Special wellness payments for eligible branch employees
- Implemented federal, state, and local guidance on protective measures
- Frequent communication about access to employee benefits

Our Communities

- Increased contributions to nonprofit programs that provide access to food and shelter for those most in need
- Donated N95 masks to local hospital
- Successfully sponsored two of our non-profit partners for FHLB AHEAD Program grants to benefit organizations tackling the challenges posed by COVID-19 to vulnerable households by providing immediate relief and financial stability to bolster resiliency

Luther Burbank® | Corporation

4

Liquidity Management

Liquidity Position

(Dollars in thousands)	As of 12/31/2020	% of Assets
Unrestricted Cash & Cash Equivalents	$ 169,941	2.5%
Unencumbered Liquid Securities	605,771	8.8%
Unutilized Brokered Deposit Capacity (1)	739,649	10.7%
Unutilized FHLB Borrowing Capacity (2)(3)	900,020	13.0%
Unutilized FRB Borrowing Capacity (2)	178,593	2.6%
Commercial Lines of Credit	50,000	0.7%
Total Liquidity	$ 2,643,974	**38.3%**
Total Assets	$ 6,906,104	

Securities Portfolio (4)



Agency Residential MBS and CMOs
Agency Commercial MBS & CMOs
Agency bonds
CRA Qualified Investment Fund (CRAIX)
Other Investments
37%
59%
2%
2%
0%

Other Borrowings

Type	Amount Outstanding 12/31/2020	Cost of Borrowings (5)
FHLB Advances	$807 million	2.25%
Senior Notes	$95 million	6.67%
Trust Preferred	$62 million	2.22%

(1) Capacity based on internal guidelines.
(2) Capacity based on pledged loan collateral specific to lending bank.
(3) Availability to borrow from the FHLB is permitted up to 40% of Luther Burbank Savings' (the "Bank") assets or $2.8 billion. At December 31, 2020, we had $806.7 million and $62.6 million in outstanding advances and letters of credit with the FHLB, respectively.
(4) At 12/31/2020, the securities portfolio had a net unrealized gain position of $9.5 million.
(5) For the year ended 12/31/2020.

Luther Burbank® | Corporation
5

Limited Exposure to Nonresidential CRE

December 31, 2020 Loan Portfolio Composition



Commercial Real Estate 3%
Other Loans 0%
Construction & Land Development 0%
Single Family Residential 29%
Multifamily Residential 68%

($ in 000's)	Count		Balance	Weighted Avg. LTV (1)	% of Total Loans
Multifamily Real Estate	**2,578**	**$**	**4,100,831**	**56.6%**	**67.7%**
Single Family Real Estate	**1,832**		**1,723,953**	**63.9%**	**28.5%**
Commercial Real Estate Type:					
Strip Retail	23		48,808	51.1%	0.8%
Mid Rise Office	7		39,222	65.0%	0.6%
Low Rise Office	13		25,791	55.4%	0.4%
Medical Office	7		20,426	62.3%	0.3%
Multi-Tenant Industrial	8		12,782	49.1%	0.2%
Anchored Retail	3		12,216	53.2%	0.2%
More than 50% commercial	11		10,848	47.2%	0.2%
Shopping Center	4		8,778	50.5%	0.1%
Unanchored Retail	7		8,495	44.4%	0.1%
Shadow Retail	4		6,978	59.6%	0.1%
Warehouse	4		3,082	41.3%	0.1%
Flex Industrial	2		2,488	64.1%	0.0%
Restaurant	2		1,527	34.0%	0.0%
Light Manufacturing	1		1,341	49.4%	0.0%
Other	1		89	16.9%	0.0%
Commercial Real Estate	**97**		**202,871**	**55.1%**	**3.4%**
Construction & Land Development	**11**		**22,061**	**56.5%**	**0.4%**
Non-mortgage Loans	**1**		**100**	**N/A**	**0.0%**
Total	**4,519**	**$**	**6,049,816**	**58.6%**	**100.0%**

(1) Construction and land development LTV is calculated based on an "as completed" property value.

Other Loan Notes:

- At December 31, 2020, the Bank had four secured lines of credit with a total commitment of $11.0 million. There are no unsecured lines of credit in the portfolio.
- The Bank did not participate in the Paycheck Protection Program given the small amount of business clients in our customer base.

Luther Burbank® | Corporation

6

COVID-19 Hardship Modifications

Completed Applications Received by Month



600
500
400
300
200
100
0
147
273
62
10
7
2
0
0
0
0
501
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Total
Applications Received
Approved
Withdrawn/Denied

Applications by Status



Approved Not Accepted 8%
Denied 14%
Withdrawn 20%
Modification Completed 58%

Payment Deferral Loan Modifications as of December 31, 2020

	Total Loans Modified [1]					Total Loans Returned/Returning to Payment Status [1][2]			Remaining Modified Loans [1][3]		
($ in 000's)	# of Loans	Current Balance	% of Loan Portfolio Segment	Weighted Avg. LTV	Weighted Avg. DSR/DTI[4]	# of Loans	Current Balance	% of Total Modified Loans	# of Loans	Current Balance	% of Total Modified Loans
Multifamily residential	99	$ 176,787	4.3%	60.1%	1.3	99	$ 176,787	100.0%	-	$ -	0.0%
Single family residential	135	145,642	8.6%	68.9%	39.6	134	144,531	99.2%	1	1,111	0.8%
Commercial real estate	20	53,576	26.5%	57.4%	1.3	20	53,576	100.0%	-	-	0.0%
Total	254	$ 376,005	6.3%	63.1%	N/A	253	$ 374,894	99.7%	1	$ 1,111	0.3%

(1) As of December 31, 2020, 25 single family loans totaling $33.4 million and 5 multifamily loans totaling $9.7 million have paid off subsequent to their modification and are excluded from the table above.

(2) Loans which the borrower has confirmed payments will resume at the end of the modification period are included within Loans Returned/Returning to Payment Status and excluded from Remaining Modified Loans. As of December 31, 2020, 250 loans totaling $372.4 million, have returned to scheduled payments. 2 loans totaling $770 thousand are scheduled to resume payments in January 2021. The remaining loan totaling $1.7 million initially resumed making payments but has subsequently returned to delinquent status as of December 31, 2020.

(3) The outstanding loan included in Remaining Modified Loans has not requested additional assistance and is scheduled to resume payments in February 2021.

(4) Weighted average debt service ratio ("DSR") and debt-to-income ("DTI") are pre-COVID-19 measures.

Luther Burbank® | Corporation

7

COVID-19 Hardship Modifications

Payment Deferral Loan Modifications as of December 31, 2020

($ in 000's)	Remaining Modified Loans[1] # of Loans	Current Balance	% of Loan Portfolio Segment	Weighted Avg. LTV	Weighted Avg. DSR/DTI[2]
Single family residential	1	$ 1,111	0.1%	61.7%	46.5

($ in 000's)	Return to Payment Dates: Total Loans Returned/Returning to Payment Status[3] # of Loans	Total Loans Returned/Returning to Payment Status[3] Current Balance	Remaining Modified Loans[1] # of Loans	Remaining Modified Loans[1] Current Balance
December 1, 2020 and prior:				
Multifamily residential	99	$ 176,787	-	$ -
Single family residential	132	143,761	-	-
Commercial real estate	20	53,576	-	-
January 1, 2021:				
Single family residential	2	770	-	-
February 1, 2021:				
Single family residential	-	-	1	1,111
Total	253	$ 374,894	1	$ 1,111

(1) The outstanding loan included in Remaining Modified Loans has not requested additional assistance and is scheduled to resume payments in February 2021.
(2) Weighted average DSR and DTI are pre-COVID-19 measures.
(3) Loans which the borrower has confirmed payments will resume at the end of the modification period are included within Loans Returned/Returning to Payment Status.

Luther Burbank® | Corporation

8

Allowance for Loan Losses

Q4 2020 Allowance for Loan Losses Components

Rollforward ($ in 000's)		Balance
9/30/2020 Allowance for Loan Losses	$	46,063
COVID-19 impact		**1,206**
Net recoveries		151
Decline in portfolio and other changes		(1,206)
12/31/2020 Allowance for Loan Losses	$	46,214

YTD 12/31/2020 Allowance for Loan Losses Components

Rollforward ($ in 000's)		Balance
12/31/2019 Allowance for Loan Losses	$	36,001
COVID-19 impact		**12,449**
Net charge-offs		(337)
Decline in portfolio and other changes		(1,899)
12/31/2020 Allowance for Loan Losses	$	46,214

Luther Burbank® | Corporation

9

Capital Management

Tier 1 Leverage Ratio



9.5%
4.0%
$384mm, or 136%, above regulatory minimum
Regulatory Minimum
12/31/2020

Common Equity Tier 1 Risk-Based Ratio



15.8%
7.0%
$335mm, or 125%, above regulatory minimum
Regulatory Minimum
12/31/2020

Tier 1 Risk-Based Capital Ratio



17.4%
8.5%
$340mm, or 104%, above regulatory minimum
Regulatory Minimum
12/31/2020

Total Risk-Based Capital Ratio



18.6%
10.5%
$311mm, or 77%, above regulatory minimum
Regulatory Minimum
12/31/2020

- After returning excess capital to shareholders over the past few years, our capital ratios continue to be well above regulatory minimums.
- Common shares outstanding at December 31, 2020 were reduced by 3.8 million shares, or 7%, compared to December 31, 2019.
- Returned $48.4 million to shareholders during the year ended December 31, 2020.
  - Net share repurchases of $36.1 million.
  - Quarterly common stock dividends of $0.0575 per share, or $12.3 million.

Luther Burbank® | Corporation

10

Franchise Overview and Financial Highlights


WA
OR
CA
San Francisco
Los Angeles

Our Small Network of Large Branches

#	Branch Location	Date Established	Dec 31, 2020 Deposits ($mm)	
1	Santa Rosa	Oct. 1983	$	1,079.8
2	San Rafael	Sep. 1996*		603.3
3	Encino	Aug. 2007		511.0
4	Beverly Hills	Jul. 2010		401.8
5	Los Altos	Aug. 2000		335.5
6	Pasadena	May 2009		346.5
7	Toluca Lake	Jan. 2008		302.0
8	Long Beach	Jun. 2015		318.5
9	San Jose	Jun. 2012		250.3
10	Bellevue	Jun. 2018		103.1
11	El Segundo	Jan. 2020		47.8
	Wholesale Deposits		50.0	
	Business Banking		914.7	
A	Corporate Office			964.7
	Total Deposits		$	5,264.3

** Acquisition date*

Branch (11)

Loan Production Office (7)

*** Highlighted counties indicate primary lending markets*

Financial Highlights 12/31/2020(1)

	Actual	Pro forma(2)
Total Assets ($mm)	$6,906	
Total Loans HFI($mm)	$6,050	
Total Deposits ($mm)	$5,264	
Loans / Deposits	115%	
Tangible Common Equity / Tang. Assets	8.8%	
Leverage Capital Ratio	9.5%	
Total Risk-Based Capital Ratio	18.6%	
Total CRE Loans(3) / Total Risk-Based Capital	606%	
ROAA	0.56%	0.67%
ROAE	6.53%	7.74%
Net Interest Margin	1.97%	
EPS - Fully Diluted	$0.75	$0.89
Efficiency Ratio	52.4%	45.0%
Noninterest Expense / Avg. Assets	1.04%	0.90%
NPAs / Assets	0.09%	
ALLL / Loans HFI	0.76%	
Full-Time Employees (FTE)	277	

(1) Financial data as of or for the year ended 12/31/2020. See Non-GAAP Reconciliation in Appendix hereto.
(2) Pro forma highlights are adjusted for the impact of a $10.4 million non-recurring cost incurred in connection with the prepayment of $150 million of long-term FHLB borrowings in late December 2020. See Non-GAAP Reconciliation in Appendix hereto.
(3) Includes multifamily residential, commercial real estate, and construction loans.

Luther Burbank® | Corporation

11

Key Highlights



1
History of Profitability
2
Well-Positioned in Strategic Markets
3
Demonstrated Organic Growth Engine
4
Strong Management Team and Robust Infrastructure
5
Strong Asset Quality
6
Efficient Operations
Luther Burbank®
Corporation

Note: Financial data as of or for the year ended 12/31/2020. See Non-GAAP Reconciliation in Appendix hereto.

1. History of Profitability

- Recorded consecutive quarterly profits since our second quarter of operations
- Survived and prospered through numerous economic cycles during our more than 37-year history

2. Well-Positioned in Strategic Markets

- West Coast gateway cities in supply-constrained markets with strong job growth and limited affordable housing
- Achieve deeper penetration of our lending and deposit gathering operations in our attractive West Coast markets
- Expand into contiguous markets on the West Coast to complete our Seattle to San Diego footprint

3. Demonstrated Organic Growth Engine

- **Multifamily:** professional real estate investors focused on investing in stable, cash-flowing assets
- **Single Family:** primary residence, second home or investment property
- **Retail Deposits:** strong base built on a high level of service, competitive rates and our reputation for strength and security

4. Strong Management Team and Robust Infrastructure

- Led by President & CEO Simone Lagomarsino (31+ years of banking experience)
- Invested heavily in people and infrastructure over the last several years

5. Strong Asset Quality

- Our most important focus
- Strict, quality oriented underwriting and credit monitoring processes
- 0.09% NPAs / Total Assets

6. Efficient Operations

- Maintain a small network of large branches ($391 million avg. branch size)
- 52.4% efficiency ratio, 1.04% noninterest expense / average assets and 277 FTEs
- Excluding the impact of the non-recurring cost associated with the prepayment of FHLB borrowings, efficiency ratio and noninterest expense / average assets would have been 45.0% and 0.90%, respectively

Luther Burbank® | Corporation

12

Top Multifamily Lenders in the United States

Top 25 Banks and Thrifts by Multifamily Loans

(Dollars in billions)			As of September 30, 2020		Multifamily Loans Change Since (%)		Delinquency	
Rank	Institution Name	Headquarters	Total Assets	Multifamily Loans	June 30, 2020	September 30, 2019	% of Multifamily(1)	Change Since (bps) September 30, 2019
1.	JPMorgan Chase & Co.	New York, NY	3,246.1	74.51	(0.8)	1.6	0.09	4
2.	New York Community Bancorp, Inc.	Westbury, NY	54.9	32.12	1.6	6.1	0.01	(1)
3.	Signature Bank	New York, NY	63.8	15.29	0.6	0.7	0.17	3
4.	Wells Fargo & Company	San Francisco, CA	1,922.2	14.90	1.4	0.9	0.42	19
5.	First Republic Bank	San Francisco, CA	133.2	13.39	1.6	14.5	0.01	1
6.	Capital One Financial Corporation	McLean, VA	421.9	12.84	3.7	3.8	0.91	70
7.	Santander Holdings USA, Inc.	Boston, MA	145.7	8.68	1.3	2.1	1.03	89
8.	Citigroup Inc.	New York, NY	2,234.5	8.39	(0.4)	0.1	3.10	298
9.	MUFG Americas Holdings Corporation	New York, NY	164.0	7.38	(1.5)	11.0	0.33	(12)
10.	Investors Bancorp, Inc.	Short Hills, NJ	26.6	7.26	(2.0)	(9.4)	0.78	30
11.	PNC Financial Services Group, Inc.	Pittsburgh, PA	461.9	6.97	9.7	3.0	2.04	197
12.	Truist Financial Corporation	Charlotte, NC	499.2	5.51	(0.6)	103.2	0.00	(63)
13.	Valley National Bancorp	Wayne, NJ	40.7	5.22	(5.0)	30.2	0.23	19
14.	Pacific Premier Bancorp, Inc.	Irvine, CA	19.8	5.15	(1.6)	216.8	0.00	0
15.	Bank of America Corp.	Charlotte, NC	2,738.5	5.10	(7.4)	(5.0)	0.04	0
16.	TD Group US Holdings LLC	Wilmington, DE	488.4	4.80	3.3	16.7	0.64	50
17.	M&T Bank Corporation	Buffalo, NY	138.6	4.67	1.2	17.4	0.79	(8)
18.	Sterling Bancorp	Pearl River, NY	30.6	4.60	0.3	(3.8)	0.37	23
19.	KeyCorp	Cleveland, OH	171.3	4.28	(4.4)	6.9	0.43	16
20.	Luther Burbank Corporation	Santa Rosa, CA	7.1	4.09	0.1	3.2	0.01	(18)
21.	U.S. Bancorp	Minneapolis, MN	540.5	3.92	(0.1)	3.5	0.36	(4)
22.	CIBC Bancorp USA Inc.	Chicago, IL	53.4	3.85	0.9	12.2	0.08	8
23.	HSBC North America Holdings Inc.	New York, NY	264.5	3.53	0.0	7.3	0.00	0
24.	People's United Financial Inc.	Bridgeport, CT	60.9	3.46	(4.9)	3.4	0.47	36
25.	Umpqua Holdings Corporation	Portland, OR	29.4	3.44	(2.2)	(2.6)	0.05	5
	Banking Industry Aggregate(2)			**478.40**	**0.9**	**5.8**	**0.39**	**18**

Source: S&P Global Market Intelligence

(1) Represents delinquent multifamily loans as a percentage of total multifamily loans. Delinquent loans include 30+ days past due and nonaccrual loans.

(2) Includes all U.S. commercial banks, savings banks and savings and loan associations.

Luther Burbank® | Corporation

13

Multifamily Loans - Industry Trends

Multifamily Loan Growth


($ in billions)
$480
$400
$320
$240
$160
$80
$0
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2018
2019
2020
Total Multifamily Loans
Total Multifamily Loans, YoY change (%)
Gross Loans & Leases, YoY Change (%)

Multifamily Loan Delinquencies


($ in bilions)
$2.0
$1.6
$1.2
$0.8
$0.4
$0.0
2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2018
2019
2020
Delinquent Multifamily Loans
Total Multifamily Loans, delinquency ratio (%)(1)
Gross Loans & Leases, delinquency ratio (%)(2)

Source: S&P Global Market Intelligence
Analysis includes all U.S. commercial banks, savings banks and savings and loan associations.
(1) Represents nonaccrual and past due multifamily loans as a percentage of total multifamily loans.
(2) Represents nonaccrual and past due gross loans and leases as a percentage of gross loans and leases.

Luther Burbank® | Corporation
14

Luther Burbank Peer Group

- **Includes all major exchange-traded banks and thrifts nationwide as of and for the quarter ended September 30, 2020 with:**

✓ **Total assets > $1 billion** ✓ **Gross loans / assets > 65%** ✓ **Multifamily loans / total loans > 30%** ✓ **MFR + SFR + CRE / total loans > 75%**

General Information					Profitability							Capital & Balance Sheet Ratios				Asset Quality[1]			Bal. Sheet Growth[2]	
Institution Name	Ticker	State	Total Assets ($bn)	Multifamily Loans ($bn)	ROAA (%)	ROAE (%)	NIM (%)	Yield on Loans (%)	Cost of Deposits (%)	NIE / Avg. Assets (%)	Eff. Ratio (%)	TCE / TA (%)	Leverage Ratio (%)	Total Capital Ratio (%)	Loans / Deposits (%)	LLR / Loans (%)	NPA / Loans + OREO (%)	NCO / Avg. Loans (%)	Gross Loans CAGR (%)	Total Deposits CAGR (%)
Luther Burbank Corporation	**LBC**	**CA**	**7.1**	**4.1**	**0.80**	**9.43**	**2.06**	**3.66**	**1.18**	**0.91**	**44.6**	**8.6**	**9.2**	**18.2**	**115**	**0.75**	**0.10**	**(0.01)**	**8.8**	**13.0**
Peer Group:																				
1. Dime Community Bancshares, Inc.	DCOM	NY	6.6	2.9	0.98	9.22	2.91	3.86	0.69	1.53	49.0	8.0	10.1	16.3	123	0.87	0.22	(0.01)	-0.3	0.0
2. First Foundation Inc.	FFWM	CA	6.5	2.6	1.76	18.93	3.09	4.00	0.85	1.75	40.1	9.1	8.2	11.4	93	0.47	0.47	0.01	17.4	24.2
3. Flushing Financial Corporation	FFIC	NY	7.1	2.3	0.81	9.94	3.09	4.12	0.64	1.68	58.1	8.1	9.0	13.8	119	0.65	0.50	0.06	5.6	4.5
4. Investors Bancorp, Inc.	ISBC	NJ	26.6	7.3	0.95	9.72	2.75	NA	0.73	1.44	48.0	9.7	9.8	14.6	108	1.37	0.69	0.01	2.9	6.2
5. Kearny Financial Corp.	KRNY	NJ	7.3	2.1	0.62	4.07	2.70	4.21	0.98	1.84	63.6	12.8	12.9	22.1	97	1.30	1.06	0.01	14.6	17.6
6. Malaga Bank F.S.B.		CA	1.3	1.0	1.49	11.99	3.02	4.03	0.59	0.92	30.5	12.8	12.5	21.1	145	0.31	0.00	0.00	7.5	1.6
7. Marquette Bank		IL	1.8	0.6	0.62	6.16	3.39	4.24	0.30	3.18	76.5	8.2	7.9	13.6	80	1.33	2.31	0.12	1.8	3.6
8. New York Community Bancorp, Inc.	NYCB	NY	54.9	32.1	0.85	6.89	2.28	3.58	0.86	0.95	43.4	7.3	8.4	13.0	135	0.44	0.16	(0.01)	2.3	2.5
9. Northfield Bancorp, Inc.	NFBK	NJ	5.6	2.4	0.63	4.61	2.54	3.98	0.71	1.75	NA	12.9	13.0	NA	89	1.04	0.43	0.00	6.3	11.8
10. Provident Savings Bank, F.S.B.		CA	1.2	0.5	0.57	5.88	2.97	4.16	0.28	2.31	72.1	9.6	9.6	18.2	96	0.95	1.56	0.00	-3.8	-0.9
11. Waterstone Financial, Inc.	WSBF	WI	2.2	0.6	4.80	26.44	2.86	4.31	1.32	9.49	NA	18.0	18.1	23.8	148	1.04	0.85	(0.02)	7.2	6.1
Average:					1.28	10.35	2.87	4.05	0.72	2.44	53.5	10.6	10.9	16.8	112	0.89	0.75	0.02	5.6	7.0
Median:					0.85	9.22	2.91	4.08	0.71	1.75	49.0	9.6	9.8	15.4	108	0.95	0.50	0.00	5.6	4.5

Source: S&P Global Market Intelligence. GAAP data when available, otherwise FR Y-9C's and bank call reports as of or for the three months ended 9/30/2020. Note that SNL earnings ratios may differ from Company as SNL annualizes one quarter rather than using data for 12 months.

(1) Nonperforming assets ("NPA") includes performing troubled debt restructurings.
(2) Compound annual growth rate ("CAGR") from 12/31/2016 to 9/30/2020.

Luther Burbank® | Corporation
15

Our Lending Business

Multifamily Residential Loans

Markets:
- High barrier to entry for new development; little land to develop
- Limited supply of new housing
- High variance between cost to own and rent

Deals:
- Stabilized and seasoned assets
- Older, smaller properties with rents at/below market levels, catering to lower and middle income renters

Sponsors:
- Experienced real estate professionals who desire regular income/cash flow streams and are focused on building wealth steadily over time

Multifamily Portfolio Highlights

- $1.6 million average loan balance
- 14.6 units average
- 57% average loan-to-value ratio
- 1.54x average debt service coverage ratio

Single Family Residential Loans

Property Types:
- Both owner-occupied and investor owned

Broker Network:
- Primarily third party mortgage brokers with the intention of retaining these loans in our portfolio

Originations:
- Majority are for purchase transactions
- Also provide refinancing

Underwriting Focus:
- Debt ratios
- Loan to Value
- Credit scores
- Borrower's liquidity and cash reserves

Single Family Portfolio Highlights

- $928 thousand average loan balance
- 64% average loan-to-value ratio
- 751 average credit score

0.09% NPAs / Assets
0.10% NPLs / Loans

Note: Data as of 12/31/2020.

Luther Burbank | Corporation

16

Our Lending Products

Multifamily / Commercial Real Estate Lending

- **First Mortgages**
- **Hybrid Structures**
  - 25- or 30-year amortization
  - 10-, 25- or 30-year maturities
  - 3-, 5-, 7- or 10-year fixed rate periods
- **Interest Only Option**
  - Lower loan-to-value ratios
  - Underwrite at amortizing payment
- **Investor-Owner Purchase or Refinance**
- **Lines of Credit**
  - Real estate secured only/ specific business purpose/ fully adjustable/ short term

Single Family Residential Lending

- **First Mortgages**
- **Hybrid Structures**
  - 30- or 40-year amortization
  - 30- or 40-year maturities
  - 3-, 5-, 7- or 10-year fixed rate periods
- **Full Documentation**
- **Interest Only**
- **Purchase or Refinance Transactions**
- **Primary Residence, Second Home or Investor programs**
- **Low- and Moderate-income lending program**
  - 30-year fixed mortgages and forgivable second mortgages for first time homebuyers

Luther Burbank® | Corporation

17

Loan Portfolio

Historical Loan Growth



Total Loans ($ in millions)
CAGR: +7.8%
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$4,474.7
$5,041.5
$6,130.6
$6,231.0
$6,218.3
$6,281.0
$6,148.5
$6,049.8
December 31, 2016
December 31, 2017
December 31, 2018
December 31, 2019
March 31, 2020
June 30, 2020
September 30, 2020
December 31, 2020
Multifamily Residential
Single Family Residential
Commercial Real Estate
Construction & Land Development

Loan Portfolio Composition



Commercial Real Estate 3%
Other Loans 0%
Construction & Land Development 0%
Single Family Residential 29%
Multifamily Residential 68%

3.73% yield on loans[(1)]; 3.99% weighted average coupon

Multifamily Loans by Lending Area



Oregon 3%
Washington 12%
NorCal 22%
SoCal (Other) 10%
SoCal (LA / OC) 53%

Single Family Loans by Lending Area



Oregon 0%
Washington 6%
NorCal 33%
SoCal (Other) 14%
SoCal (LA / OC) 47%

(1) As of or for the year ended 12/31/2020.

Luther Burbank® | Corporation

18

Asset Quality

Nonperforming Assets / Total Assets



Asset Quality - Nonperforming Assets ($ in millions)
$30.0
$20.0
$10.0
$0.0
1.50%
1.00%
0.50%
0.00%
$2.7
$6.9
$2.0
$6.3
$5.6
$4.9
$4.8
$6.3
0.05%
0.12%
0.03%
0.09%
0.08%
0.07%
0.07%
0.09%
December 31, 2016
December 31, 2017
December 31, 2018
December 31, 2019
March 31, 2020
June 30, 2020
September 30, 2020
December 31, 2020
Nonperforming Assets (excluding performing troubled debt restructuings)
Nonperforming Assets / Total Assets

Culture

- Risk management is a core competency of our business
- Extensive expertise among our lending and credit administration staff and executive officers
- Credit decisions are made efficiently and consistent with our underwriting standards

Approach

- Continuous evaluation of risk and return
- Strict separation between business development and credit decisions
- Vigilant response to adverse economic conditions and specific problem credits
- Strict, quality oriented underwriting and credit monitoring processes

Results

- 12/31/2020 NPAs / Total Assets of 0.09%; NPLs / Total Loans of 0.10%
- NPAs and loans 90+ days past due to total assets have been at low levels since 2014
- No foreclosures since 2015

Luther Burbank® | Corporation

19

Loan Origination Volume and Rates



Total Loans Originated YTD ($ in millions)
& Weighted Average Loan Coupon
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.51%
4.00%
4.63%
4.35%
3.70%
$2,073.6
$2,140.3
$2,047.8
$1,564.1
Q4 → $412.7 4.15%
Q3 → $382.4 4.26%
Q2 → $457.5 4.44%
Q1 → $311.5 4.62%
$1,441.4
Q4 → $385.2 3.39%
Q3 → $235.2 3.66%
Q2 → $487.9 3.78%
Q1 → $333.1 3.98%
December 31, 2016
December 31, 2017
December 31, 2018
December 31, 2019
December 31, 2020

Pipeline:

- Total loan pipeline at December 31, 2020 is $330.7 million ($278.8 million CRE at 3.483% weighted average coupon ("WAC"), $51.9 million SFR at 3.525% WAC). A portion of our pipeline will ultimately fallout/not fund and loans without rate locks are subject to ongoing rate increases/decreases.
- Q2 2019 originations include a $10.1 million CRE loan purchase.
- Q1 2020 originations include a $20.4 million CRE loan purchase.

Luther Burbank® | Corporation

20

CRE Loan Origination Volume and Rates


CRE Loans Originated YTD ($ in millions)
& Weighted Average Loan Coupon
$1,500
$1,250
$1,000
$750
$500
$250
$0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.43%
$1,091.4
December 31, 2016
4.02%
$1,366.8
December 31, 2017
4.60%
$1,218.3
December 31, 2018
4.40%
$972.9
Q4
$246.9
4.16%
Q3
$215.3
4.34%
Q2
$303.4
4.49%
Q1
$207.3
4.61%
December 31, 2019
3.67%
$946.7
Q4
$293.4
3.36%
Q3
$166.7
3.65%
Q2
$269.1
3.78%
Q1
$217.5
3.95%
December 31, 2020

- Q2 2019 originations include a $10.1 million CRE loan purchase.
- Q1 2020 originations include a $20.4 million CRE loan purchase.

Luther Burbank® | Corporation

21

SFR Loan Origination Volume and Rates



SFR Loans Originated YTD ($ in millions)
& Weighted Average Loan Coupon
$1,000
$800
$600
$400
$200
$0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.56%
3.94%
4.67%
4.29%
3.77%
$815.5
$756.1
$828.8
$591.2
$494.8
Q4 →
Q3 →
Q2 →
Q1 →
$165.8
4.14%
$167.1
4.16%
$154.1
4.34%
$104.2
4.63%
$91.8
3.49%
$68.6
3.69%
$218.8
3.78%
$115.6
4.02%
December 31, 2016
December 31, 2017
December 31, 2018
December 31, 2019
December 31, 2020

Luther Burbank® | Corporation

22

Loan Portfolio Rates



5.000%
4.800%
4.600%
4.400%
4.200%
4.000%
3.800%
3.600%
3.400%
3.200%
3.000%
Rate on Originations
Rate on Principal Reductions/Sales
Rate on Loan Portfolio
Jan
Mar
May
Jul
Sep
Nov
2016
2017
2018
2019
2020

- At December 31, 2020, loans representing 72% of the loan portfolio, or $4.3 billion in aggregate outstanding principal balance, are at their floors.

Luther Burbank® | *Corporation*

23

Loan Prepayment Speeds



38.00%
33.00%
28.00%
23.00%
18.00%
13.00%
8.00%
3.00%
CPR
Total Loans
SFR Loans
CRE Loans
Conditional prepayment rate ("CPR") based on 12 month rolling average of monthly prepayment rates (SMM)
Jan
Mar
May
Jul
Sep
Nov
2016
2017
2018
2019
2020

Luther Burbank® | *Corporation*

24

Deposit Composition

Historical Deposit Growth & Portfolio Composition



Total Deposits ($ in millions)
CAGR: +12.1%
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$3,334.0
$3,951.3
$5,001.0
$5,234.7
$5,285.4
$5,383.5
$5,276.7
$5,264.3
December 31, 2016
December 31, 2017
December 31, 2018
December 31, 2019
March 31, 2020
June 30, 2020
September 30, 2020
December 31, 2020



Noninterest-bearing Deposits 2%
MMDAs & Other Savings Deposits 34%
Time Deposits 58%
Interest Checking Deposits 6%

***1.38% cost of interest-bearing deposits* (1)**

Deposit Breakdown by Branch ($ in millions) (1)

Branch Location	Consumer	Business	Wholesale	Total Deposits
Santa Rosa	$ 1,033.5	$ 46.3	$ 0.0	$ 1,079.8
San Rafael	531.7	71.6	0.0	603.3
Encino	503.8	7.2	0.0	511.0
Beverly Hills	392.2	9.6	0.0	401.8
Los Altos	327.9	7.6	0.0	335.5
Pasadena	343.6	2.9	0.0	346.5
Toluca Lake	290.8	11.2	0.0	302.0
Long Beach	314.5	4.0	0.0	318.5
San Jose	163.8	86.5	0.0	250.3
Bellevue	102.1	1.0	0.0	103.1
El Segundo	42.9	4.9	0.0	47.8
Corporate Office	54.4	860.3	50.0	964.7
Total Deposits	$ 4,101.2	$ 1,113.1	$ 50.0	$ 5,264.3

(1) As of or for the year ended 12/31/2020.

Luther Burbank® | Corporation

25

Deposit Growth/Balance

Growth Trend



Deposit Growth by Segment ($ in millions)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$86.0
$105.0
$3,143.0
$617.3
$279.4
$253.9
$3,418.0
$1,049.7
$708.3
$440.1
$3,852.6
$233.7
$973.2
$416.0
$3,845.5
$50.7
$881.1
$545.0
$3,859.3
$98.1
$1,100.1
$380.0
$3,903.4
($106.8)
$1,037.6
$95.0
$4,144.1
($12.4)
$1,113.1
$50.0
$4,101.2
December 31, 2016
December 31, 2017
December 31, 2018
December 31, 2019
March 31, 2020
June 30, 2020
September 30, 2020
December 31, 2020
Retail - Consumer
Wholesale
Retail - Business

Luther Burbank® | Corporation

26

Business Deposit Composition

By Vertical

December 31, 2019



Other
16%
HOA
10%
1031 Exchange
27%
Fiduciary
36%
Union Accounts
7%
Zero Interest
4%

Total business deposits of $973.2 million

December 31, 2020



Other
17%
HOA
6%
1031 Exchange
6%
Fiduciary
58%
Union Accounts
8%
Zero Interest
5%

Total business deposits of $1.1 billion

Luther Burbank® | Corporation

27

Efficient Operations Result in Consistent Profitability

Return on Average Assets(1)



0.67%
0.69%
0.70%
0.69%
0.56%
0.67%
Full year 12/31/2016
Full year 12/31/2017
Full Year 12/31/2018
Full Year 12/31/2019
Full Year 12/31/2020
ROAA
Pro Forma ROAA(2)

Return on Average Equity(1)



8.02%
8.89%
7.96%
8.15%
6.53%
7.74%
Full year 12/31/2016
Full year 12/31/2017
Full Year 12/31/2018
Full Year 12/31/2019
Full Year 12/31/2020
ROAE
Pro Forma ROAE(2)

Efficiency Ratio



59.8%
47.8%
48.5%
46.9%
52.4%
45.0%
Full year 12/31/2016
Full year 12/31/2017
Full Year 12/31/2018
Full Year 12/31/2019
Full Year 12/31/2020
Efficiency Ratio
Pro Forma Efficiency Ratio(2)

Noninterest Expense to Average Assets



1.3%
1.0%
1.0%
0.9%
1.0%
0.9%
Full year 12/31/2016
Full year 12/31/2017
Full Year 12/31/2018
Full Year 12/31/2019
Full Year 12/31/2020
Noninterest Exp to Avg Assets
Pro Forma Noninterest Exp to Avg Assets(2)

(1) For periods prior to 2018, net income adjusted for C-Corp status assumes 42% tax rate. See Non-GAAP Reconciliation in Appendix hereto.
(2) Pro forma financial highlights adjusted for the impact of a $10.4 million non-recurring cost incurred in connection with the prepayment of $150 million of long-term FHLB borrowings in late December 2020.

Luther Burbank® | Corporation
28

Net Interest Margin



Quarterly Net Interest Margin
1.86%
1.75%
1.84%
1.89%
1.84%
1.88%
2.03%
2.13%
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020



Net Interest Margin
2.04%
2.05%
1.98%
1.84%
1.97%
Full year 12/31/2016
Full year 12/31/2017
Full Year 12/31/2018
Full Year 12/31/2019
Full Year 12/31/2020

Luther Burbank® | Corporation

29

Interest Rate Risk Analysis

On a quarterly basis, the Company measures and reports NII and EVE at Risk to isolate the change in income and equity related solely to interest-earning assets and interest-bearing liabilities. Both models measure instantaneous *parallel shifts* in market interest rates, implied by the forward yield curve.

NII Impact ($ in millions)



5.0%
0.0%
(5.0%)
(10.0%)
(15.0%)
$5.0
$0.0
($5.0)
($10.0)
($15.0)
(0.2%)
($0.3)
(0.4%)
($0.6)
(1.1%)
($1.7)
(2.6%)
($4.1)
(4.9%)
($7.8)
- 100 BP
+ 100 BP
+ 200 BP
+ 300 BP
+ 400 BP
$ Change NII
% Change NII

Interest Rate Risk to Earnings (NII)
December 31, 2020

Change in Interest Rates (basis points)	$ Change NII	% Change NII
+ 400 BP	(7.8)	(4.9%)
+ 300 BP	(4.1)	(2.6%)
+ 200 BP	(1.7)	(1.1%)
+ 100 BP	(0.6)	(0.4%)
- 100 BP	(0.3)	(0.2%)

EVE Impact ($ in millions)



25.0%
0.0%
(25.0%)
(50.0%)
(75.0%)
(100.0%)
$50.0
$0.0
($50.0)
($100.0)
($150.0)
($200.0)
($250.0)
($300.0)
$44.1
7.5%
(8.1%)
($47.4)
(14.9%)
($87.5)
(23.0%)
($134.6)
(33.5%)
($196.3)
- 100 BP
+ 100 BP
+ 200 BP
+ 300 BP
+ 400 BP
$ Change EVE
% Change EVE

Interest Rate Risk to Capital (EVE)
December 31, 2020

Change in Interest Rates (basis points)	$ Change EVE	% Change EVE
+ 400 BP	(196.3)	(33.5%)
+ 300 BP	(134.6)	(23.0%)
+ 200 BP	(87.5)	(14.9%)
+ 100 BP	(47.4)	(8.1%)
- 100 BP	44.1	7.5%

Luther Burbank® | Corporation
30

31 EconomicValueofEquityTrend (1) ForLutherBurbankSavings Ͳ35% Ͳ30% Ͳ25% Ͳ20% Ͳ15% Ͳ10% Ͳ5% 0% +200bpShock +100bpShock (1) (1)

Deposits - Cost of Funds Comparison


3.000
2.500
2.000
1.500
1.000
0.500
0.000
Ave. Monthly Rate %
Deposit Portfolio Beta 31%
Jan. 2018 - Dec. 2020 (1)
Deposit Portfolio Beta 50%
Dec. 2019 - Dec. 2020 (1)
Deposit Portfolio Cost of Funds
Fed Funds
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20

(1) Beta is calculated using an average Fed Funds Rate.

Luther Burbank® | Corporation

32

33 ExecutiveManagement Simone Lagomarsino. Ms. Lagomarsino, serves as President and Chief Executive Officer (“CEO”) of the Company and the Bank. Ms. Lagomarsino has served on our Board of Directors since November 30, 2018. Prior to joining the Company, Ms. Lagomarsino was President and CEO of the Western Bankers Association and a director of Pacific Premier Bancorp. (NASDAQ: PPBI). From 2011 to 2016, she served as CEO of Heritage Oaks Bank, and President and CEO and a director of Heritage Oaks Bancorp. Ms. Lagomarsino also previously held executive positions with Hawthorne Financial Corporation, Ventura County National Bank, and Kinecta Federal Credit Union. In addition to her role at the Company, Ms. Lagomarsino serves on the board of directors of the Federal Home Loan Bank of San Francisco and Hannon Armstrong Sustainable Infrastructure Capital, Inc. (NYSE: HASI). Laura Tarantino.Ms. Tarantino serves as Chief Financial Officer of the Company and Bank, a position she has held since 2006. In this role, she oversees all aspects of financial reporting including strategic planning, asset/liability management, taxation and regulatory filings. She also serves on the Company's Executive Committee. Ms. Tarantino has over 28 years of experience with the Bank, having joined as Controller in 1992. She previously served as Audit Manager for KPMG LLP, San Francisco, specializing in the financial services industry. In addition to her role at the Company, Ms. Tarantino has served as an audit committee member for the Santa Rosa Council on Aging since 2012. Ms. Tarantino is a CPA (inactive) and holds a B.S. in Business Administration Ͳ Finance & Accounting with summa cum laude honors from San Francisco State University. Bill Fanter. Mr. Fanter serves the Company as Head of Retail Banking. In this role he is responsible for expanding the Bank’s deposit offerings and creating greater access to its products and services, including consumer deposit generation across traditional branch and online banking platforms. He is also a member of the Company's Executive Committee. Prior to joining the Company in 2020, Mr. Fanter served as Executive Vice President, Head of Retail Banking at Opus Bank from 2019 and previous to that, as Senior Vice President, Consumer and Business Banking Market Executive at U.S. Bank from 2003Ͳ2019. His background also includes positions as Director of Automation Services at Kirchman Corporation and several roles culminating with Senior Vice President, Chief Operating Officer at GreatBanc, Inc.

34 ExecutiveManagementͲ Continued Parham Medhat. Mr. Medhat serves the Company as Chief Operations and Technology Officer. In this role he is responsible for deposit operations, information technology, project management and marketing; he is also a member of the Company’s Executive Committee. Prior to joining the Bank in 2019, Mr. Medhat served as Executive Vice President, Chief Operating Officer at CTBC from 2014 to 2019; previous to that as Senior Vice President, Director of Bank Operations at Opus Bank; and in several roles over thirteen years at CapitalSource Bank. Mr. Medhat holds a M.A. in Educational–Instructional Technology from California State University, Dominguez Hills and a B.A. in Industrial/Organizational Psychology from California State University, Long Beach. Tammy Mahoney. Ms. Mahoney joined the Company in 2016 and serves as the Chief Risk Officer. In her role, Ms. Mahoney oversees the Company's compliance, internal audit and risk management functions; she is also a member of its Executive Committee. Prior to joining the Bank, Ms. Mahoney served as Senior Vice President of Enterprise Risk and Compliance at Opus Bank from 2011 through 2015; as Director, Risk Advisory Services at KPMG LLP from 1995 to 2004; and as Associate National Bank Examiner with the Office of the Comptroller of the Currency. A Certified Enterprise Risk Professional, Certified Regulatory Compliance Manager and Certified Internal Auditor, Ms. Mahoney holds a B.S. in Business Administration Ͳ Finance from San Diego State University. Liana Prieto. Ms. Prieto serves as General Counsel and Corporate Secretary of the Company and Bank. In this role she is responsible for leading a team of legal, human resources, Bank Secrecy Act, fair and responsible banking and third party risk management professionals. She is also a member of the Company's Executive Committee. Prior to joining the Bank in 2014, Ms. Prieto served as Associate and then Counsel at Buckley LLP from 2009 to 2014, and as a trial attorney in the Enforcement & Compliance Division of the Office of the Comptroller of the Currency. In addition to her role at the Company, Ms. Prieto has served in leadership and advisory roles on the Banking Law Committee of the American Bar Association's Business Law Section and the American Association of Bank Directors. She also serves on the Board of Directors of Long Beach Local, a nonͲprofit that supports sustainable urban agriculture. Ms. Prieto holds a J.D. from Fordham University School of Law and a B.A. from Georgetown University. Mike Stedman. Mr. Stedman serves the Company as Chief Credit Officer. In this role, he oversees the Bank’s underwriting, credit and special assets activities. He is also a member of the Company’s Executive Committee. Prior to joining the Bank as Deputy Chief Credit Officer in 2020, Mr. Stedman served as President of Ponderosa Homes since 2017. Previous to that, he spent twentyͲfour years at MUFG Union Bank holding a variety of positions including Regional Manager – Commercial Real Estate, Senior Credit Officer – Real Estate, Head of Real Estate Industries and, most recently, Head of Commercial Banking and Real Estate. Mr. Stedman holds a M.B.A. from St. Mary’s College and a B.A. in Economics from the University of California, San Diego.

35 BoardofDirectors Victor S. Trione. Mr. Trione, serves as Chair of the Board of Directors of the Company and the Bank, a position he has held since founding the Bank in 1983. In addition to serving as our Chair, Mr. Trione is President of Vimark, Inc., a real estate development and vineyard management company, and coͲproprietor of Trione Winery. Mr. Trione also serves in the following roles: Director and Chair of the Executive Committee of Empire College; Advisory Board member of the Stanford Institute for Economic Policy Research; Board of Overseers of Stanford University's Hoover Institution; and, trustee of the U.S. Navy Memorial Foundation. Renu Agrawal. Ms. Agrawal, joined the Board of Directors in December 2020 and serves on the Audit and Risk Committee. Ms. Agrawal most recently served as Executive Vice President and Chief Operating Officer for Wells Fargo’s Financial Institutions Group. Prior to that, she oversaw Well’s Fargo International Treasury Management business and played a leadership role in the Wells FargoͲWachovia merger. Earlier, Ms. Agrawal was Chief Operating Officer at ValleyCrest Companies and Quisic Corporation. She began her career as a scientist at Polaroid and also worked at McKinsey & Company. Ms. Agrawal is a founding member of Neythri, a global community of South Asian professional women committed to helping each other succeed. In 2018, she received the National Asian Pacific American Corporate Achievement Award. Ms. Agrawal holds a M.B.A. from MIT Sloan School of Management and a Ph.D. in Materials Science and Engineering from MIT. She graduated with a B.Tech in Metallurgy from IIT, Kanpur. John C. Erickson. Mr. Erickson, serves on the Audit and Risk Committee and on the Compensation Committee. Mr. Erickson has served on our Board of Directors since 2017. Mr. Erickson has more than 35 years of financial services experience, including over 30 years at Union Bank N.A. He served in many executive roles across that institution, culminating in two vice chairman positions (Chief Risk Officer and Chief Corporate Banking Officer) between 2007 and 2014. As Chief Corporate Banking Officer, he oversaw commercial banking, real estate, global treasury management, wealth management and global capital markets. He was a director of Zions Bancorporation (NASDAQ: ZION) from 2014 to 2016, and chair of that board's Risk Committee, as well as a member of the Audit Committee. He also served as President, Consumer Banking and President, California, for CIT Group, Inc. (NYSE: CIT) in 2016. He joined the board of directors of Bank of Hawaii Corporation (NYSE: BOH) in January 2019, and serves as a member of its Audit and Risk Committee and Nominating and Governance Committee. Mr. Erickson qualifies as an "audit committee financial expert" as defined in SEC rules. Jack Krouskup. Mr. Krouskup, serves as Chair of the Audit and Risk Committee and also serves on the Governance and Nominating Committee. Mr. Krouskup has served on our Board of Directors since 2012. He is a certified public accountant (inactive) with more than 35 years of experience serving customers in a variety of industries. At Deloitte, he served as partnerͲinͲcharge of the company's Northern California Financial Services practice and also served on Deloitte's Financial Services Advisory Committee. Mr. Krouskup has years of boardroom experience representing Deloitte with numerous global and highly complex organizations. Consequently, he has an extensive corporate governance background and deep familiarity with board and audit committee best practices. Mr. Krouskup retired from Deloitte in 2011. He currently serves on the Board of Trustees of the University of California, Santa Barbara, Alumni Association. Mr. Krouskup qualifies as an "audit committee financial expert" as defined in SEC rules.

Board of Directors - Continued

Anita Gentle Newcomb. Mrs. Newcomb, serves on the Audit and Risk Committee. Ms. Newcomb has served on our Board of Directors since 2014. Her experience spans over three decades in the financial services industry as a commercial banker, investment banker, and strategic consultant. She has advised numerous banks and financial services companies on a wide range of corporate development initiatives, from strategic planning, consumer and business banking strategy, and corporate governance best practices, to mutual conversions and valuing and structuring acquisitions. Most recently, Ms. Newcomb was president of A.G. Newcomb & Co., a financial services consultancy, she founded and managed from 1999 to 2019. She also served on the board of the Federal Reserve Bank of Richmond-Baltimore Branch from 2010 through 2015. She is also a certified public accountant (inactive). Ms. Newcomb qualifies as an "audit committee financial expert" as defined in SEC rules.

Bradley M. Shuster. Mr. Shuster, serves as Chair of the Compensation Committee and also serves on the Governance and Nominating Committee. Mr. Shuster has served on our Board of Directors since 1999. Mr. Shuster has served as Executive Chairman and Chairman of the Board of NMI Holdings, Inc. (NASDAQ: NMIH) since January 2019. Mr. Shuster founded National MI and served as Chairman and Chief Executive Officer of the company from 2012 to 2018. Prior to founding National MI, he was a senior executive of The PMI Group, Inc. (NYSE: PMI), where he served as Chief Executive Officer of PMI Capital Corporation. Before joining PMI in 1995, Mr. Shuster was a partner at Deloitte, where he served as partner-in-charge of Deloitte's Northern California Insurance and Mortgage Banking practices. Mr. Shuster has received both CPA and CFA certifications. He is a member of the board of directors of McGrath Rentcorp (NASDAQ: MGRC), and serves as a member of its Audit and Governance Committees.

Thomas C. Wajnert. Mr. Wajnert, serves as our Lead Independent Director, Chair of the Governance and Nominating Committee, and a member of the Compensation Committee. Mr. Wajnert has served on our Board of Directors since 2013. He launched his career in 1968 with US Leasing, a NYSE-listed company. For over 40 years, Mr. Wajnert has navigated the changing currents of the equipment leasing industry and built an impressive list of accomplishments, including serving as Chief Executive Officer and Chair of AT&T Capital Corporation, an international, full-service equipment leasing and commercial finance company, from 1984 to 1996. Mr. Wajnert also has extensive public company board experience at Reynolds American as Chair, and at Solera, UDR, Inc., NYFIX, and JLG Industries as a director. Mr. Wajnert also serves on the board of International Finance Group, one of the largest privately owned P&C insurance companies in the U.S., and for many years served as a Trustee of Wharton's Center for Financial Institutions.

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Appendix

Balance Sheet ($ in 000's)

	As of			
	December 31, 2020 [1]		December 31, 2019	
ASSETS				
Cash, cash equivalents and restricted cash	$	178,861	$	88,565
Available for sale investment securities, at fair value		593,734		625,074
Held to maturity investment securities, at amortized cost (fair value of $7,870 and $10,349 at December 31, 2020 and 2019, respectively)		7,467		10,170
Equity securities, at fair value		12,037		11,782
Loans receivable, net of allowance for loan losses of $46,214 and $36,001 as of December 31, 2020 and 2019, respectively		6,003,602		6,194,976
Accrued interest receivable		18,795		20,814
Federal Home Loan Bank ("FHLB") stock, at cost		25,122		30,342
Premises and equipment, net		18,226		19,504
Goodwill		3,297		3,297
Prepaid expenses and other assets		44,963		41,304
Total assets	$	6,906,104	$	7,045,828
LIABILITIES AND STOCKHOLDERS' EQUITY				
Liabilities:				
Deposits	$	5,264,329	$	5,234,717
Federal Home Loan Bank advances		806,747		978,702
Junior subordinated deferrable interest debentures		61,857		61,857
Senior debt				
$95,000 face amount, 6.5% interest rate, due September 30, 2024 (less debt issuance costs of $461 and $584 at December 31, 2020 and 2019, respectively)		94,539		94,416
Accrued interest payable		1,388		2,901
Other liabilities and accrued expenses		63,553		58,771
Total liabilities		6,292,413		6,431,364
Stockholders' equity:				
Common stock, no par value; 100,000,000 shares authorized; 52,220,266 and 55,999,754 shares issued and outstanding at December 31, 2020 and 2019, respectively		414,120		447,784
Retained earnings		192,834		165,236
Accumulated other comprehensive income, net of taxes		6,737		1,444
Total stockholders' equity		613,691		614,464
Total liabilities and stockholders' equity	$	6,906,104	$	7,045,828

(1) Unaudited

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Income Statement ($ in 000's, except per share data)

	For the Three Months Ended December 31, 2020 (1)	For the Three Months Ended December 31, 2019	For the Year Ended December 31, 2020 (1)	For the Year Ended December 31, 2019
Interest and fee income:				
Loans	$ 55,335	$ 63,452	$ 230,996	$ 249,530
Investment securities	2,068	3,517	9,856	15,461
Cash, cash equivalents and restricted cash	85	464	538	2,151
Total interest and fee income	57,488	67,433	241,390	267,142
Interest expense:				
Interest on deposits	13,185	26,406	73,331	105,092
Interest on FHLB advances	5,211	5,731	21,761	24,896
Interest on junior subordinated deferrable interest debentures	269	560	1,373	2,447
Interest on other borrowings	1,575	1,574	6,302	6,300
Total interest expense	20,240	34,271	102,767	138,735
Net interest income before provision for loan losses	37,248	33,162	138,623	128,407
Provision for loan losses	-	1,000	10,550	1,250
Net interest income after provision for loan losses	37,248	32,162	128,073	127,157
Noninterest income:				
Net gain on sale of loans	-	-	-	607
FHLB dividends	373	559	1,650	2,163
Other income	91	255	870	1,905
Total noninterest income	464	814	2,520	4,675
Noninterest expense:				
Compensation and related benefits	10,187	9,371	43,100	37,228
Deposit insurance premium	476	(440)	1,905	545
Professional and regulatory fees	528	565	1,844	1,984
Occupancy	1,188	1,474	4,585	5,688
Depreciation and amortization	656	617	2,685	2,618
Data processing	907	929	3,911	3,738
Marketing	172	1,611	1,683	5,053
Other expenses (2)	11,239	1,214	14,221	5,514
Total noninterest expense	25,353	15,341	73,934	62,368
Income before provision for income taxes	12,359	17,635	56,659	69,464
Provision for income taxes	3,658	5,178	16,747	20,603
Net income	$ 8,701	$ 12,457	$ 39,912	$ 48,861
Basic earnings per common share	$ 0.17	$ 0.22	$ 0.75	$ 0.87
Diluted earnings per common share	$ 0.17	$ 0.22	$ 0.75	$ 0.87
Dividends per common share	$ 0.06	$ 0.06	$ 0.23	$ 0.23
Weighted average common shares outstanding - basic	51,922,219	55,614,066	53,000,150	55,974,230
Weighted average common shares outstanding - diluted	52,151,886	55,937,952	53,146,298	56,219,892

(1) Unaudited
(2) The 2020 amounts include a $10.4 million non-recurring cost incurred in connection with the prepayment of $150 million of long-term FHLB borrowings in late December 2020.

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Net Interest Margin ($ in 000's)

	For the Twelve Months Ended December 31, 2020			For the Three Months Ended December 31, 2020			For the Three Months Ended September 30, 2020		
	Average Balance	Interest Inc / Exp	Average Yield/Rate (5)	Average Balance	Interest Inc / Exp	Average Yield/Rate (5)	Average Balance	Interest Inc / Exp	Average Yield/Rate (5)
Interest-Earning Assets									
Multifamily residential	$ 4,063,607	$ 155,104	3.82%	$ 4,091,316	$ 38,153	3.73%	$ 4,077,293	$ 37,805	3.71%
Single family residential	1,907,940	65,030	3.41%	1,786,566	14,549	3.26%	1,911,888	16,224	3.39%
Commercial real estate	206,639	9,530	4.61%	203,340	2,320	4.56%	209,379	2,444	4.67%
Construction, land and NM	20,199	1,332	6.59%	20,212	313	6.16%	17,883	293	6.52%
Total loans (1)	6,198,385	230,996	3.73%	6,101,434	55,335	3.63%	6,216,443	56,766	3.65%
Securities available-for-sale/ equity	638,137	9,650	1.51%	624,666	2,019	1.29%	652,615	2,136	1.31%
Securities held-to-maturity (2)	9,037	206	2.28%	7,859	49	2.49%	8,785	31	1.41%
Cash, cash equivalents and restricted cash	185,246	538	0.20%	256,285	85	0.13%	242,528	83	0.14%
Total interest-earning assets	7,030,805	241,390	3.43%	6,990,244	57,488	3.29%	7,120,371	59,016	3.32%
Noninterest-earning assets	61,602			59,386			56,529		
Total assets	$ 7,092,407			$ 7,049,630			$ 7,176,900		
Interest-Bearing Liabilities									
Interest-bearing demand deposits	$ 309,601	1,789	0.57%	$ 369,987	422	0.45%	$ 368,072	463	0.49%
Money market demand accounts	1,521,163	13,949	0.90%	1,707,229	3,029	0.69%	1,593,623	3,467	0.85%
Time deposits - Retail	3,076,921	54,281	1.74%	3,025,441	9,581	1.24%	3,073,740	11,498	1.46%
Total interest-bearing deposits - Retail	4,907,685	70,019	1.40%	5,102,657	13,032	1.00%	5,035,435	15,428	1.20%
Time deposits - Wholesale	314,071	3,312	1.05%	71,033	153	0.85%	270,109	316	0.46%
Total interest-bearing deposits	5,221,756	73,331	1.38%	5,173,690	13,185	1.00%	5,305,544	15,744	1.16%
FHLB advances	965,490	21,761	2.25%	945,177	5,211	2.19%	961,747	5,307	2.20%
Senior debt	94,473	6,302	6.67%	94,519	1,575	6.67%	94,488	1,574	6.66%
Junior subordinated debentures	61,857	1,373	2.22%	61,857	269	1.73%	61,857	279	1.79%
Total interest-bearing liabilities	6,343,576	102,767	1.60%	6,275,243	20,240	1.27%	6,423,636	22,904	1.40%
Noninterest-bearing demand deposits	69,208			87,904			77,572		
Noninterest-bearing liabilities	68,853			67,747			68,194		
Total liabilities	6,481,637			6,430,894			6,569,402		
Total stockholders' equity	610,770			618,736			607,498		
Total liabilities and stockholders' equity	$ 7,092,407			$ 7,049,630			$ 7,176,900		
Net interest spread (3)			**1.83%**			**2.02%**			**1.92%**
Net interest income/margin (4)		**$ 138,623**	**1.97%**		**$ 37,248**	**2.13%**		**$ 36,112**	**2.03%**

(1) Non-accrual loans are included in total loan balances. No adjustment has been made for these loans in the calculation of yields. Interest income on loans includes amortization of deferred loan costs, net.
(2) Securities held to maturity include municipal securities. Yields are not calculated on a tax equivalent basis.
(3) Net interest spread is the average yield on total interest-earning assets minus the average rate on total interest-bearing liabilities.
(4) Net interest margin is net interest income divided by total average interest-earning assets.
(5) Yields shown are annualized.

Luther Burbank® | Corporation
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Non-GAAP Reconciliation ($ in 000's)

	As of or For the Years Ended December 31,				
	2020	2019	2018	2017	2016
Tangible common equity					
Total assets	$ 6,906,104	$ 7,045,828	$ 6,937,212	$ 5,704,380	$ 5,063,585
Less: Goodwill	(3,297)	(3,297)	(3,297)	(3,297)	(3,297)
Less: Total liabilities	(6,292,413)	(6,431,364)	(6,356,067)	(5,154,635)	(4,659,210)
Tangible common equity	$ 610,394	$ 611,167	$ 577,848	$ 546,448	$ 401,078
Tangible assets					
Total assets	$ 6,906,104	$ 7,045,828	$ 6,937,212	$ 5,704,380	$ 5,063,585
Less: Goodwill	(3,297)	(3,297)	(3,297)	(3,297)	(3,297)
Tangible assets	$ 6,902,807	$ 7,042,531	$ 6,933,915	$ 5,701,083	$ 5,060,288
Tangible common equity to tangible assets					
Tangible book value (numerator)	$ 610,394	$ 611,167	$ 577,848	$ 546,448	$ 401,078
Tangible assets (denominator)	6,902,807	7,042,531	6,933,915	5,701,083	5,060,288
Tangible common equity to tangible assets	8.8%	8.7%	8.3%	9.6%	7.9%
Efficiency ratio					
Noninterest expense (numerator)	$ 73,934	$ 62,386	$ 62,687	$ 56,544	$ 61,242
Net interest income	$ 138,623	$ 128,407	$ 125,087	$ 110,895	$ 94,594
Noninterest income	2,520	4,675	4,131	7,508	7,885
Operating revenue (denominator)	$ 141,143	$ 133,082	$ 129,218	$ 118,403	$ 102,479
Efficiency ratio	52.4%	46.9%	48.5%	47.8%	59.8%
Pro forma items (1)					
Net income before income taxes				$ 65,231	$ 53,940
Effective tax rate				42%	42%
Pro forma provision for income taxes				$ 27,397	$ 22,655
Net income before income taxes				$ 65,231	$ 53,940
Pro forma provision for income taxes				27,397	22,655
Pro forma net income				$ 37,834	$ 31,285
Pro forma net income (numerator)				$ 37,834	$ 31,285
Average assets (denominator)				5,485,832	4,676,676
Pro forma return on average assets				0.69%	0.67%
Average stockholders' equity (denominator)				$ 425,698	$ 390,318
Pro forma return on average stockholders' equity				8.89%	8.02%

(1) For periods prior to January 1, 2018, we calculate our pro forma net income, earnings per share, return on average assets, return on average equity and return on average tangible equity by adding back our franchise S-Corporation tax to net income, and using a combined C-Corporation effective tax rate for Federal and California income taxes of 42%. This calculation reflects only the change in our status as an S-Corporation and does not give effect to any other transaction.

Luther Burbank® | Corporation

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Non-GAAP Reconciliation ($ in 000's, except per share data)

		As of or For the Year Ended December 31, 2020
Pro forma items continued [1]		
Net income	$	39,912
Add: Non-recurring noninterest expense item, net taxes		7,352
Pro forma net income	$	47,264
Pro forma net income (numerator)	$	47,264
Average assets (denominator)		7,092,407
Pro forma return on average assets		0.67%
Pro forma net income (numerator)	$	47,264
Average stockholders' equity (denominator)		610,770
Pro forma return on average stockholders' equity		7.74%
Pro forma net income (numerator)	$	47,264
Fully dilutive shares (denominator)		53,146,298
Pro forma earnings per share	$	0.89
Noninterest expense	$	73,934
Less: Non-recurring noninterest expense item, before income taxes		(10,443)
Pro forma noninterest expense (numerator)	$	63,491
Operating revenue (denominator)	$	141,143
Pro forma efficiency ratio		45.0%
Pro forma noninterest expense (numerator)	$	63,491
Average assets (denominator)		7,092,407
Pro forma noninterest expense to average assets		0.90%

(1) For the year ended December 31, 2020, our pro forma amounts above are adjusted to reverse the impact of a non-recurring cost incurred in connection with the early paydown of $150 million of long-term FHLB borrowings in late December 2020.

Luther Burbank® | *Corporation*

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